                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            First Coastal Corporation
    -------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:   N/A
                                                                      ---------
    2) Aggregate number of securities to which transaction applies:   N/A
                                                                   ---------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee
       is calculated and state how it was determined):   N/A
                                                      ---------
    4) Proposed maximum aggregate value of transaction:   N/A
                                                       ---------
    5) Total fee paid:   N/A
                      ---------

[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount previously paid:     N/A
                              -----------------------------------
    2) Form, Schedule or Registration Statement No.:     N/A
                                                    -------------
    3) Filing Party:     N/A
                    ---------------------------------------------
    4) Date Filed:    N/A
                  -----------------------------------------------

                            FIRST COASTAL CORPORATION
                                 36 THOMAS DRIVE
                             WESTBROOK, MAINE  04092
                                 (207) 774-5000




                                                  May 7, 1996


Dear Stockholder:


     We cordially invite you to attend the 1996 annual meeting of stockholders (the "Annual Meeting") of First Coastal Corporation (the "Company"), which will be held on Tuesday, June 11, 1996 at 10:00 a.m. at the Embassy Suites Hotel, 1050 Westbrook Street, Portland, Maine 04102. A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1995, Notice of Annual Meeting of Stockholders, the Proxy Statement for Annual Meeting of Stockholders and Proxy Card are enclosed.



     At the Annual Meeting, you are being asked (i) to elect one director to the Board of Directors (the "Board") for a three-year term, (ii) to approve and adopt the First Coastal Corporation 1996 Stock Option and Equity Incentive Plan,
(iii) to consider and vote upon a proposed amendment to the Restated Certificate of Incorporation of the Company to provide for a three-year restriction on certain acquisitions and offers to acquire voting stock of the Company in order to reduce the likelihood that there will be a reduction in the amount of the Company's net operating loss carryforward for federal tax purposes by reason of an "ownership change" (as defined in Section 382 of the Internal Revenue Code of 1986, as amended), (iv) to ratify the Board's appointment of Coopers & Lybrand, L.L.P. as the Company's independent accountants for the year ending December 31, 1996, and (v) to consider and vote upon a proposal to adjourn the Annual Meeting to permit the solicitation of additional proxies in the event that sufficient votes are not present in person or represented by proxy to vote in favor of the First Coastal Corporation 1996 Stock Option and Equity Incentive Plan and/or the proposed amendment to the Restated Certificate of Incorporation of the Company.


     YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting in person, please complete, date and sign the enclosed Proxy Card and return it promptly in the envelope provided.

     Thank you for your cooperation and continuing support.

                                        Sincerely,



                                        Gregory T. Caswell
                                        President and Chief Executive Officer

                            FIRST COASTAL CORPORATION
                                 36 THOMAS DRIVE
                             WESTBROOK, MAINE  04092
                                 (207) 774-5000
                        _________________________________


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 11, 1996

                        _________________________________


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of First Coastal Corporation (the "Company") will be held on Tuesday, June 11, 1996 at 10:00 a.m. at the Embassy Suites Hotel, 1050 Westbrook Street, Portland, Maine 04102, for the following purposes:


     1. ELECTION OF DIRECTOR. To elect one director for a three-year term (Proposal One);

     2. ADOPTION OF FIRST COASTAL CORPORATION 1996 STOCK OPTION AND EQUITY INCENTIVE PLAN. To approve and adopt the First Coastal Corporation 1996 Stock Option and Equity Incentive Plan (Proposal Two);

     3. AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION. To consider and vote upon a proposed amendment to the Restated Certificate of Incorporation of the Company to provide for a three-year restriction on certain acquisitions and offers to acquire voting stock of the Company in order to reduce the likelihood that there will be a reduction in the amount of the Company's net operating loss carryforward for federal tax purposes by reason of an "ownership change" (as defined in Section 382 of the Internal Revenue Code of 1986, as amended) (Proposal Three);

     4. RATIFICATION OF APPOINTMENT OF ACCOUNTANTS. To ratify the appointment by the Board of Directors of the firm of Coopers & Lybrand, L.L.P. as independent accountants of the Company for the year ending
          December 31, 1996 (Proposal Four);


     5. ADJOURNMENT OF ANNUAL MEETING. In the event that sufficient votes are not present in person or represented by proxy to vote in favor of the matters summarized in Paragraphs 2 and/or 3 hereof, to consider and vote upon a proposal to adjourn the Annual Meeting to permit the solicitation of additional proxies (Proposal Five); and


     6. OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Pursuant to the Company's Amended and Restated Bylaws, the Board of Directors has fixed the close of business on May 2, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

                                        By Order of the Board of Directors



                                        Gregory T. Caswell
                                        President and Chief Executive Officer


Westbrook, Maine
May 7, 1996


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            FIRST COASTAL CORPORATION
                                 36 THOMAS DRIVE
                             WESTBROOK, MAINE  04092
                                 (207) 774-5000
                        _________________________________


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 11, 1996

                        _________________________________

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES


     This Proxy Statement is being furnished to the stockholders of First Coastal Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors" or the "Board") of proxies from holders of the outstanding shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), for use at the annual meeting of stockholders (the "Annual Meeting"), to be held on Tuesday, June 11, 1996 at 10:00 a.m. at the Embassy Suites Hotel, 1050 Westbrook Street, Portland, Maine 04102, and any adjournments or postponements thereof. This Proxy Statement, together with the enclosed form of proxy, is first being mailed to stockholders of the Company on or about May 9, 1996.



     At the Annual Meeting, stockholders will be asked (i) to elect one member of the Board of Directors for a three-year term, (ii) to approve and adopt the First Coastal Corporation 1996 Stock Option and Equity Incentive Plan, (iii) to consider and vote upon a proposed amendment to the Restated Certificate of Incorporation of the Company to provide for a three-year restriction on certain acquisitions and offers to acquire voting stock of the Company in order to reduce the likelihood that there will be a reduction in the amount of the Company's net operating loss carryforward for federal tax purposes by reason of an "ownership change" (as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the "Code")), (iv) to ratify the appointment by the Board of the firm of Coopers & Lybrand, L.L.P. as independent accountants of the Company for the fiscal year ending December 31, 1996, and (v) to consider and vote upon a proposal to adjourn the Annual Meeting to permit the solicitation of additional proxies in the event that sufficient votes are not present in person or represented by proxy to vote in favor of the First Coastal Corporation 1996 Stock Option and Equity Incentive Plan and/or the proposed amendment to the Restated Certificate of Incorporation of the Company, and to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.



     If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED (i) FOR PROPOSAL ONE TO ELECT THE NOMINEE OF THE BOARD OF DIRECTORS AS A DIRECTOR FOR A THREE-YEAR TERM, (ii) FOR PROPOSAL TWO TO APPROVE AND ADOPT THE FIRST COASTAL CORPORATION 1996 STOCK OPTION AND EQUITY INCENTIVE PLAN, (iii) FOR PROPOSAL THREE TO ADOPT THE PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY, (iv) FOR PROPOSAL FOUR TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND, L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1996, AND (v) FOR PROPOSAL FIVE TO ADJOURN THE ANNUAL MEETING TO PERMIT THE SOLICITATION OF ADDITIONAL PROXIES IN THE EVENT THAT SUFFICIENT VOTES ARE NOT PRESENT IN PERSON OR REPRESENTED BY PROXY TO VOTE IN FAVOR OF THE FIRST COASTAL CORPORATION 1996 STOCK OPTION AND EQUITY INCENTIVE PLAN AND/OR THE PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY. Except for procedural matters incident to the conduct of the Annual Meeting, the Company does not know of any matters other than those described in the Notice of Annual Meeting of Stockholders that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors.


     The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. A stockholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, First Coastal Corporation, Attention: Secretary, 36 Thomas Drive, Westbrook, Maine 04092, or by attending the Annual Meeting and voting in person.

     The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers and employees, may also solicit proxies personally or by telephone or telecopy. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so. The Company also has retained Chemical Mellon Shareholder Services, L.L.C., a proxy soliciting firm, to assist in the solicitation of proxies at a fee of $6,500, plus reimbursement of certain out of pocket expenses.


     The securities which can be voted at the Annual Meeting consist of shares of Common Stock of the Company. Each share entitles its owner to one vote on all matters properly presented at the Annual Meeting. There is no cumulative voting of shares. The close of business on May 2, 1996 has been fixed by the Board as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. At the close of business on May 2, 1996, there were approximately 1,600 holders of record of the 600,361 shares of Common Stock then outstanding. The presence, in person or by proxy, of at least one-third of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, directors are elected by a plurality of the votes of the holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting; the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the First Coastal Corporation 1996 Stock Option and Equity Incentive Plan; the affirmative vote of the holders of two-thirds of the shares of Common Stock entitled to vote at the Annual Meeting is required to approve and adopt the proposed amendment to the Restated Certificate of Incorporation; and the affirmative vote of a majority of the votes cast is required to ratify the appointment of the Company's independent accountants and to approve the adjournment of the Annual Meeting to permit the solicitation of additional proxies. Stockholders' votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Abstentions will be treated as shares that are present or represented and entitled to vote but will not be counted as a vote cast. An abstention will have the same effect as a negative vote with respect to the approval and adoption of the First Coastal Corporation 1996 Stock Option and Equity Incentive Plan and the approval and adoption of the proposed amendment to the Restated Certificate of Incorporation.


     A copy of the Company's annual report on Form 10-K for the year ended December 31, 1995 (excluding exhibits) accompanies this Proxy Statement. THE COMPANY IS REQUIRED TO FILE AN ANNUAL REPORT ON FORM 10-K FOR ITS 1995 FISCAL YEAR WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). STOCKHOLDERS MAY OBTAIN, UPON PAYMENT OF A REASONABLE FEE, A COPY OF ANY OF THE EXHIBITS TO THE COMPANY'S ANNUAL REPORT ON FORM 10-K BY WRITING TO OR TELEPHONING DENNIS D. BYRD, TREASURER, FIRST COASTAL CORPORATION, 36 THOMAS DRIVE, WESTBROOK, MAINE 04092; (207) 774-5000.

                              ELECTION OF DIRECTOR
                                 (PROPOSAL ONE)

GENERAL


     Pursuant to the Company's Restated Certificate of Incorporation, the directors are divided into three classes, as nearly equal in number as possible, with the number of directors as specified in the Company's Amended and Restated Bylaws. The term of office of only one class of directors expires in each year, and their successors are elected for terms of three years and until their successors are elected and qualified. In connection with the consummation of the Offering (as described under "Executive Compensation -- Compensation of Directors"), the Company may seek to increase the size of its Board of Directors pursuant to an amendment to the Company's Amended and Restated Bylaws increasing the authorized number of directors. Under the Company's Amended and Restated Bylaws, newly created directorships resulting from any increase in the authorized number of directors may be filled, for the unexpired term, by the concurring vote of a majority of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for the remainder of the full term of the class of directors in which the new directorship was created and until such director's successor shall have been elected and qualified. As of the date of this Proxy Statement, the Company has made no determination as to whether it will seek to increase the size of its Board of Directors in connection with the Offering or who the directors designated to fill any newly created directorships would be. In addition, there can be no assurance that the Offering will be consummated.


     At the Annual Meeting, one director will be elected for a three-year term. The Board's nominee for election as a director for a three-year term is Roger E. Klein. Mr. Klein has been a member of the Board of Directors of the Company since 1990.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE BOARD'S NOMINEE FOR ELECTION AS A DIRECTOR OF THE COMPANY.

INFORMATION AS TO DIRECTOR NOMINEE AND CONTINUING DIRECTORS

     The following table sets forth the names of the Board of Directors' nominee for election as a director and each continuing director. Each director of the Company also serves as a director of Coastal Savings Bank, a wholly owned subsidiary of the Company (the "Bank"). Also set forth is certain other information with respect to each such person's principal occupation or employment during the past five years, the person's age at December 31, 1995 and the periods during which such person has served as a director of the Company.
It is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as a director of the nominee listed below for a term of three years, unless otherwise directed by stockholders. The Board of Directors believes that the nominee set forth below will stand for election and will serve if elected as a director. If the nominee of the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

                                AGE AT             MEMBER OF            TERM TO
 DIRECTOR NOMINEE:         DECEMBER 31, 1995      BOARD SINCE           EXPIRE
 -----------------         -----------------      -----------           -------

 Roger E. Klein                   53                 1990                1999


                                AGE AT             MEMBER OF             TERM
 CONTINUING DIRECTORS:     DECEMBER 31, 1995      BOARD SINCE           EXPIRES
 -----------------         -----------------      -----------           -------

 Normand E. Simard (a)            54                 1987                1997
 Edward K. Simensky               54                 1994                1997
 Charles A. Stewart III           61                 1995                1998


- - -------------------------
(a) Mr. Simard serves as Chairman of the Board of Directors of the Company and the Bank.


DIRECTOR NOMINEE

     ROGER E. KLEIN is President and owner of the Interest Rate Futures Research Corporation of Princeton, New Jersey, a firm established in 1980 to manage money in the financial futures markets. In 1982, Mr. Klein established two affiliated companies, Futures Strategies Corporation and Timing Strategies, through which Mr. Klein manages funds and provides investment advice to institutions, individuals and corporations. In September 1989, Mr. Klein became the Chief Investment Officer, Executive Vice President and part owner of Quantum American, Inc., a minority owned investment management company located in New Orleans.

CONTINUING DIRECTORS

     NORMAND E. SIMARD has been President of York County Biscuit Company, a food distributor in Biddeford, Maine, since July 1993, and prior thereto, served as Vice President since 1967. Mr. Simard was originally nominated as a director of the Company in 1987 in accordance with the provisions of the Merger Agreement by and among the Company, Suffield Bank, Coastal Bancorp and the Bank.


     EDWARD K. SIMENSKY has been President of Simensky & Thomson, certified public accountants, in Saco, Maine, since 1978 and a member of the advisory board of EastGuard Insurance Company, Saco, Maine ("EastGuard"), since 1995. Mr. Simensky was a director of Mutual Fire Insurance Company, Saco, Maine ("Mutual Fire"), from 1987 until the acquisition of Mutual Fire by EastGuard in 1995. Mr. Simensky was a director of Suffield Bank, a subsidiary of the Company, from 1989 until September 1991 when the Banking Commissioner for the State of Connecticut deemed Suffield Bank insolvent and appointed the Federal Deposit Insurance Corporation as receiver.


     CHARLES A. STEWART III was the President of A.L. Stewart & Sons, a food processing company located in Cherryfield, Maine, from 1958 until 1982 when the company was sold. Mr. Stewart also was the owner of Tennis of Maine, Inc., an indoor tennis club located in Falmouth, Maine, from 1982 until 1985 when the company was sold. Mr. Stewart is currently the Treasurer of M.C.S. Enterprises, Inc., a real estate investment company based in Freeport, Maine. Mr. Stewart has been a director of the Bank since 1986. Mr. Stewart has been a director of the Boys & Girls Club of Greater Portland since 1987 and became chairman of the organization's planned giving committee in 1994. In addition, in 1994, Mr. Stewart became a director of the Maine Tennis Foundation.

CORPORATE GOVERNANCE AND OTHER MATTERS


     The Board of Directors acts as a nominating committee for selecting nominees for election as directors. The Company's Amended and Restated Bylaws also permit stockholders eligible to vote at the Annual Meeting to make nominations for directors but only if such nominations are made pursuant to timely notice in writing to the Secretary of the Company. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 30 days nor more than 90 days prior to the date of the meeting, provided that at least 45 days' notice or prior public disclosure of the date of the meeting is given or made to the stockholders. If less than 45 days' notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice of nomination must also set forth certain information specified in Article III, Section 13 of the Company's Amended and Restated Bylaws concerning each person the stockholder proposes to nominate for election and the nominating stockholder. The Company's Amended and Restated Bylaws provide that only persons who are nominated in accordance with the procedures set forth in the Amended and Restated Bylaws shall be eligible for election as directors.


     The Board of Directors has appointed a standing Audit Committee of the Board, which committee may consist only of non-employee directors of the Company and its subsidiaries. The Audit Committee receives and reviews the audit and examination reports of the Company's independent accountants and, when applicable, federal examiners. It also reviews the adequacy of internal controls established by the Company's management, the independent accountant's letter to management concerning the effectiveness of such controls and management's response to that letter. In addition, the Audit Committee reviews and recommends to the Board of Directors the firm to be engaged as the Company's independent accountants. The members of the Audit Committee currently are Messrs. Klein, Simard, Simensky and Stewart.

     The Company and the Bank do not have a separate Compensation Committee of the Board of Directors.

     During the year ended December 31, 1995, the Board of Directors held 17 meetings and the Audit Committee held one meeting. No incumbent director during the year ended December 31, 1995 attended fewer than 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served during the period of his directorship.


                               EXECUTIVE OFFICERS


     The following table sets forth the names of the executive officers of the Company and the Bank. Also set forth is certain other information with respect to each such person's principal occupation or employment during the past five years, the person's age at December 31, 1995 and the positions currently held with the Company and the Bank.



     On February 24, 1995, the Company announced that James H. Whittaker had informed the Boards of Directors of the Company and the Bank of his intention to resign as Chairman, President and Chief Executive Officer of each of the Company and the Bank to pursue another employment opportunity. On March 8, 1995, the Boards of Directors of the Company and the Bank accepted Mr. Whittaker's resignation as Chairman of the Board and elected Normand E. Simard as Chairman of the Board of each of the Company and the Bank. On March 31, 1995, the Boards of Directors of the Company and the Bank accepted Mr. Whittaker's resignation as President and Chief Executive Officer of the Company and the Bank and elected Mr. Caswell to such positions. In addition, on March 31, 1995, the Board of Directors of the Bank accepted the resignation of Mr. Whittaker as a director of the Bank and increased the size of the Board of Directors from five to six directors. Messrs. Byrd and Caswell were elected to fill the vacancies resulting from the resignation of Mr. Whittaker and the increase in the size of the Board. On March 31, 1995, the Board of Directors of the Company also accepted the resignation of Mr. Whittaker as a director of the Company and reduced the size of the Board from five to four directors.

                          AGE AT
      NAME           DECEMBER 31, 1995            POSITIONS HELD
      ----           -----------------            --------------

Gregory T. Caswell          40          President and Chief Executive Officer of
                                        the Company and the Bank and a director
                                        of the Bank

Dennis D. Byrd              33          Treasurer of the Company and Executive
                                        Vice President, Chief Financial Officer
                                        and Treasurer and a director of the Bank


     GREGORY T. CASWELL joined the Bank in December 1991 as Senior Vice President and Senior Loan Officer responsible for managing the lending, loan workout and credit administration functions of the Bank. From 1985 to 1991, he was with First NH Banks initially as Vice President -- Commercial Lending, then as Vice President in the bank's special assets group. In 1994, Mr. Caswell was promoted to Executive Vice President -- Lending Division of the Bank. Effective March 31, 1995 upon the resignation of Mr. Whittaker, Mr. Caswell was elected President and Chief Executive Officer of the Company and the Bank and a director of the Bank.


     DENNIS D. BYRD joined the Bank in October 1985 as Deposit Operations Technician. From 1987 to 1992, Mr. Byrd was responsible for financial operations of the Bank, promoted to Assistant Treasurer/Controller in 1989 and Assistant Vice President in 1990. In 1993, Mr. Byrd was promoted to Vice President/Controller and Treasurer of the Bank, and Treasurer of the Company and Coastal Bancorp. In 1994, Mr. Byrd was promoted to Executive Vice President, Chief Financial Officer and Treasurer of the Bank and on March 31, 1995, Mr. Byrd was elected to the Board of Directors of the Bank.



     Each executive officer has entered into an employment protection agreement with the Bank. In addition, the Boards of Directors of the Company and the Bank have approved new employment agreements, subject to regulatory approval, which would supersede such employment protection agreements with such executive officers. See "Executive Compensation -- Employment Agreements."

                             EXECUTIVE COMPENSATION

CASH COMPENSATION

     Upon the resignation of James H. Whittaker and effective March 31, 1995, Gregory T. Caswell was elected President and Chief Executive Officer of the Company and the Bank. The following table sets forth the compensation paid by the Company and its subsidiary during 1995, 1994 and 1993 to each of Messrs. Caswell and Whittaker and to Dennis D. Byrd, who was the only other executive officer whose compensation exceeded $100,000 for services rendered in all capacities to the Company and its subsidiary during the year ended December 31, 1995 (the "named executive officers").


                           SUMMARY COMPENSATION TABLE



                                                              Annual Compensation
                                         -----------------------------------------------------
                                                                                  Other Annual
Principal Positions                      Year        Salary          Bonus        Compensation
- - -------------------                      ----        ------          -----        ------------
Gregory T. Caswell                       1995       $111,827        $34,000             --
  President and Chief Executive          1994         76,416          3,000             --
  Officer                                1993         70,000          5,000             --

James H. Whittaker                       1995         56,250         10,000         $2,454(a)
  Chairman, President and                1994        180,000         52,500          7,133
  Chief Executive                        1993        143,520         30,000          2,129
  Officer (former) (b)

Dennis D. Byrd                           1995         81,154         21,500             --
  Treasurer                              1994         53,510          3,000             --
                                         1993         41,554          5,000             --




- - -------------------------
(a) Reimbursement for federal and state taxes on compensation for living expenses paid by the Company in 1995.
(b) Mr. Whittaker resigned as President and Chief Executive Officer of the Company and the Bank effective March 31, 1995.


OPTION GRANTS

     No options were granted during the fiscal year ended December 31, 1995.

OPTION HOLDINGS

     The following table sets forth information with respect to the number of securities underlying unexercised options held by each of the named executive officers at December 31, 1995.


                             FISCAL YEAR-END OPTIONS


                                                  Number of Securities
                                                 Underlying Unexercised
                                                Options at FY-End (a)(b)
                      Name                      Exercisable/Unexercisable
                      ----                      -------------------------

               Gregory T. Caswell                         0 / 0
               James H. Whittaker (c)                     0 / 0
               Dennis D. Byrd                          10 (d) / 0


- - -------------------------
(a) The fair market value of the underlying shares of Common Stock at December 31, 1995 was less than the exercise price of all such options previously granted.
(b) Adjusted to reflect the one for ten reverse stock split effective May 31, 1995.
(c) Mr. Whittaker resigned as President and Chief Executive Officer of the Company and the Bank effective March 31, 1995.

(d)  Such options expired March 18, 1996.


PENSION PLAN

     The Bank maintains a qualified noncontributory pension plan (the "Pension Plan") for its officers and other employees through RSI Retirement Trust, created to provide retirement benefits for the employees of savings banks and their allied organizations. The Pension Plan is jointly administered by the plan administrator and a pension committee appointed by the Bank and RSI Retirement Trust. All employees are eligible to participate in the Pension Plan if they have reached age 21 and have completed one year's service of 1,000 or more hours. Vesting occurs after a participant completes five years of service of 1,000 or more hours per plan year. The Pension Plan is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA).

     The Pension Plan provides for monthly benefits to or on behalf of each covered employee at age 65 and has provisions for death benefits, early retirement after attainment of age 55 and 10 years of service, and disability benefits. The annual retirement benefit is 2% of the average annual earnings during the highest paid consecutive three years of the five years immediately preceding retirement multiplied by years of service (maximum 30 years), reduced by 1-2/3% of the primary social security benefits multiplied by years of service (maximum 30 years). In addition, a participant will receive an annuity based upon the actuarial value of any accumulated voluntary contributions. Annual earnings for purposes of determining benefits under the Pension Plan consist of the annual base compensation excluding overtime, bonus payments or any other special payments.

     The following table illustrates annual pension benefits for retirement as of December 31, 1995 at age 65 for various levels of compensation and years of service under the Pension Plan.

                               PENSION PLAN TABLE



                                               Years of Service(a)
                      --------------------------------------------------------------------
   Annual
Compensation             15             20             25             30             35
- - ------------          --------       --------       --------       --------       --------
  $ 75,000            $ 22,500       $ 30,000       $ 37,500       $ 45,000       $ 45,000
   100,000              30,000         40,000         50,000         60,000         60,000
   125,000              37,500         50,000         62,500         75,000         75,000
   150,000              45,000         60,000         75,000         90,000         90,000
   175,000              45,000         60,000         75,000         90,000         90,000
   200,000              45,000         60,000         75,000         90,000         90,000
   225,000              45,000         60,000         75,000         90,000         90,000
   250,000              45,000         60,000         75,000         90,000         90,000




- - -------------------------
(a) Benefits represent annual amounts under a five year and life benefit payment option. A portion of the participant's primary social security benefit will reduce the amount shown in this table. Pension benefits are currently subject to a statutory maximum of $120,000, subject to cost-of-living adjustments. The maximum annual compensation on which retirement benefits may be calculated is limited to $150,000.


     Mr. Whittaker had 3.5 years of credited service under the Pension Plan as of March 31, 1995. Mr. Whittaker's termination of employment on March 31, 1995 was prior to his completion of five years of service required for the vesting of benefits. Messrs. Caswell and Byrd have 4.25 and 10.25 years, respectively, of credited service under the Pension Plan as of December 31, 1995. Messrs. Caswell's and Byrd's annual accrued benefit payable at age 65 under the Pension Plan is $5,937 and $8,492, respectively, determined as of December 31, 1995.
The compensation of Messrs. Caswell and Byrd covered by the Pension Plan for 1995 consists of their respective base salary as set forth in the Summary Compensation Table. See "-- Cash Compensation."


COMPENSATION OF DIRECTORS


     During 1995, there were no fees or other forms of compensation earned by or paid to directors of the Company for any service provided as a director of the Company. The Company has not made and does not anticipate making any such payments to directors for 1996. During 1995, each non-employee director of the Bank received a quarterly retainer of $1,250 and a monthly aggregate meeting fee of $250 provided that at least one meeting of the Board of Directors of the Bank was held during the month. No amounts were paid to non-employee directors of the Bank for meetings of committees on which such directors served. Employee directors of the Bank receive no additional compensation for serving as directors or committee members of the Bank.


     A deferred compensation plan (the "Deferred Compensation Plan") was established in 1987 for members of the Board of Directors of the Company and non-employee directors of the boards of subsidiaries of the Company. Under the Deferred Compensation Plan, each participant has the right to elect to defer a portion of his or her annual directors' fees, with amounts deferred credited monthly with interest at an annual rate which is determined prior to the beginning of each calendar year. For 1995, the interest rate was 5.60% and for 1996, is 7.23%. Payment of amounts credited is available to participants by a lump sum or a designated number of monthly installments, which number may not be less than 12 nor more than 120. For 1995, no director of the Bank elected to defer any portion of his director fees.

     On May 2, 1996, the Board of Directors of the Company adopted the First Coastal Corporation 1996 Stock Option and Equity Incentive Plan (the "Plan") for the benefit of directors and employees of the Company and employees of any subsidiary of the Company, subject to approval by stockholders at the Annual Meeting. Under the terms of the Plan, each of the four current non-employee directors of the Company will be granted a non-qualifying option with a 10-year term for 1,500 shares of Common Stock (representing an aggregate of options exercisable for 6,000 shares of Common Stock) on the date of the first public offering of shares of Common Stock that occurs after the date of adoption of the Plan, subject to stockholder approval, but such grants will not be made if no such offering occurs before December 31, 1996. The exercise price of such options will be equal to the offering price of the Company's Common Stock in connection with such public offering. The Company has filed a registration statement on Form S-2 with the SEC with respect to a proposed public offering of 750,000 shares of Common Stock (the "Offering") and expects to consummate the Offering in the third quarter of 1996. The Offering will be made only by means of a prospectus. The Plan further provides that, subject to the availability of shares, as of each annual meeting of stockholders of the Company after December 31, 1996, each non-employee director of the Company who is elected by the stockholders at, or whose term of office continues after, such meeting will be granted a non-qualifying option with a 10-year term for 500 shares upon the date of such election at a per share exercise price equal to the market value of a share of Common Stock on the date of grant. See "Adoption of First Coastal Corporation 1996 Stock Option and Equity Incentive Plan (Proposal Two)."


EMPLOYMENT AGREEMENTS


     In December 1994, the Bank entered into employment protection agreements (each an "Employment Protection Agreement" and together, the "Employment Protection Agreements") with each of Messrs. Caswell and Byrd, which superseded the employment protection agreements entered into with each of such executive officers in December 1993. The Employment Protection Agreements were amended in April 1995 to reflect the new titles of Messrs. Caswell and Byrd. The initial term of the Employment Protection Agreements expires December 31, 1996 and may be renewed only by the written agreement of the Bank and the executive officer. In the event of a termination of the executive officer's employment during the term of the Employment Protection Agreement by the Bank without "cause" or by the executive officer for "good reason" (in each case as defined therein), the executive officer is entitled to receive a lump sum cash payment equal to one year's "current compensation." "Current compensation" is equal to (i) the executive officer's salary at the annual rate in effect at the time of his termination, but not less than the amount paid to the officer during the 12-month period preceding his termination, (ii) any bonuses (other than performance bonuses) paid to the officer during the 12-month period prior to his termination and (iii) any deferred compensation credited to his account as of December 31 of the year preceding his termination. "Performance bonuses" of $3,000 each were payable to Messrs. Caswell and Byrd on December 31, 1994, and April 30, August 31, and December 31, 1995, respectively. The Employment Protection Agreements provide that the executive officer is required to give the Bank at least 90 days written notice before he voluntarily terminates his employment with the Bank (other than for "good reason").



     The Boards of Directors of the Company and the Bank have proposed employment agreements (each a "New Employment Agreement" and together, the "New Employment Agreements") with each of Messrs. Caswell and Byrd, subject to approval of the Federal Deposit Insurance Corporation. The New Employment Agreements would supersede the Employment Protection Agreements.



     Under their respective New Employment Agreements, each executive officer may receive annual salary increases based on increases in the cost of living and based upon performance or merit, as determined by the Boards of Directors of the Company and the Bank. Each executive officer shall be eligible to receive discretionary bonuses as may be authorized by the Boards of Directors of the Company or the Bank and shall be eligible to participate in any plan of the Company or the Bank relating to stock options, stock purchases, pension, thrift, profit sharing, employee stock ownership, group life insurance, medical coverage, disability insurance, education or other retirement or employee benefits that the Company or the Bank has adopted or may adopt for the benefit of its executive employees. In addition, each executive officer is authorized to incur reasonable business expenses in the performance of his duties. The New Employment Agreements provide for initial terms ending
December 31, 1997 with renewals for one additional consecutive 12-month period as of December 31, 1996 and each subsequent anniversary of December 31, unless the Company and the Bank, or the executive officer, gives written notice to the contrary at least two months prior to any such renewal date. The base salaries through December 31, 1996 for Messrs. Caswell and Byrd are $124,800 and $88,400, respectively, which salaries may not be reduced under the New Employment Agreements without the consent of the executive officer.



     The Boards of Directors of the Company and the Bank may terminate the executive officer's employment at any time. Each agreement provides that if the executive officer's employment is terminated other than for cause (as defined), disability or incapacitation or the executive officer terminates employment with good reason (as defined), the officer will be entitled (subject to certain limitations) (a) to continue to participate in and accrue benefits under certain benefit plans for the remaining term of the agreement, but not in excess of 24 months, (b) to receive certain insurance and indemnification benefits with respect to all of such officer's acts or omissions while an officer or director until the final expiration or running of all periods of limitation against action which may be applicable to such acts or omissions, and (c) to be paid a lump sum cash payment as liquidated damages in an amount equal to the amount that would be payable over a period equal to the remaining term of the agreement, but not in excess of 24 months.



     In December 1994, the Bank entered into an employment agreement with Mr. Whittaker (the "Whittaker Employment Agreement"), which superseded the employment agreement entered into with Mr. Whittaker in December 1993. The Whittaker Employment Agreement terminated effective upon the resignation of Mr. Whittaker on March 31, 1995. Pursuant to the Whittaker Employment Agreement and during the term thereof, Mr. Whittaker's annual salary was $225,000, and he was entitled to receive certain "performance bonuses" totaling up to $60,000. Such performance bonuses were paid or were payable as follows: (i) $12,500 upon the execution of the Whittaker Employment Agreement, (ii) $10,000 on January 31, 1995, (iii) $12,500 on April 30, 1995, (iv) $12,500 on August 31, 1995 and (v)
$12,500 on December 31, 1995, provided that Mr. Whittaker continued to be employed by the Bank on the applicable date. The Bank agreed to pay or reimburse Mr. Whittaker for rental of a furnished apartment within 50 miles of the Bank's operations center in Westbrook and for travel expenses from his residence in Connecticut to Maine, as well as reimbursement of certain taxes.


CERTAIN TRANSACTIONS

     During the 1995 fiscal year, the Bank paid Futures Strategies Corporation ("FSC"), which is owned by Mr. Klein and of which he is President, $1,500 per month for general investment services. There is no written contract between the Bank and FSC with respect to the payment of such fees to, and the provision of such services by, FSC.

SECTION 16(a) COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of its Common Stock, to file with the SEC initial reports of ownership of the Company's equity securities and to file subsequent reports when there are changes in such ownership. Based on a review of reports submitted to the Company, the Company believes that, during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements applicable to the Company's officers, directors and more than 10% owners were complied with on a timely basis, except that initial reports on behalf of Edward K. Simensky and Charles A. Stewart III in connection with their election as directors of the Company were not filed until after the required filing date.

                            STOCK OWNED BY MANAGEMENT


     The following table sets forth information as of May 2, 1996 with respect to the amount of Common Stock beneficially owned by each director of the Company, the nominee for election as director, by each of the named executive officers, and by all directors and executive officers of the Company as a group. This information is based on information furnished to the Company by such persons. See "Adoption of First Coastal Corporation 1996 Stock Option and Equity Incentive Plan" with respect to stock options expected to be granted to the Company's directors and executive officers and to awards of restricted stock made to the Company's executive officers.




                                                 AMOUNT AND          PERCENT OF
                                            NATURE OF BENEFICIAL    COMMON STOCK
NAME                                           OWNERSHIP(a)(b)       OUTSTANDING
- - ----                                        --------------------    ------------

Gregory T. Caswell
  President and Chief Executive Officer. . .       5,000(c)               *
Dennis D. Byrd
  Treasurer. . . . . . . . . . . . . . . . .       2,500(c)               *
Roger E. Klein
  Director . . . . . . . . . . . . . . . . .         102                  *
Normand E. Simard
  Chairman of the Board. . . . . . . . . . .         822                  *
Edward K. Simensky
  Director . . . . . . . . . . . . . . . . .         205                  *
Charles A. Stewart III
  Director . . . . . . . . . . . . . . . . .         308(d)               *
James H. Whittaker
  President and Chief Executive
    Officer (former) (e) . . . . . . . . . .       3,376(f)               *
All directors and executive
officers as a group (6 persons). . . . . . .       8,937(g)             1.5%


- - -------------------------
* Less than 1% of shares outstanding.

(a) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is considered to "beneficially own" shares (i) over which he or she has or shares voting or investment power or (ii) of which he or she has the right to acquire beneficial ownership at any time within 60 days of May 2, 1996. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(b) Adjusted to reflect the one for ten reverse stock split effective May 31, 1995.

(c) Consists of a restricted stock award made under the Plan which vests over a three-year period (from May 2, 1996) and is subject to stockholder approval of the Plan and to completion of the Offering.


(d)  Consists of options which are presently exercisable.


(e) Mr. Whittaker resigned as President and Chief Executive Officer of the Company and the Bank effective March 31, 1995.


(f) Includes 2,900 shares held jointly by Mr. Whittaker and his wife and a total of 49 shares held by Mr. Whittaker on behalf of certain of his children. Does not include a total of 49 shares held by Mr. Whittaker's father on behalf of certain of his grandchildren.


(g) Includes 308 options which are presently exercisable and 7,500 shares of restricted stock awarded under the Plan which vest over a three-year period (from May 2, 1996) and are subject to stockholder approval of the Plan and to completion of the Offering.

                        PRINCIPAL HOLDERS OF COMMON STOCK

     The following table sets forth information as of May 2, 1996 with respect to the ownership of Common Stock by each person believed by management to be the beneficial owner of more than 5% of the outstanding Common Stock. The historical information set forth below is based on the most recent Schedule 13D filed on behalf of each such person with the SEC.


                                               AMOUNT AND            PERCENT OF
      NAME AND ADDRESS OF                 NATURE OF BENEFICIAL      COMMON STOCK
       BENEFICIAL OWNER                      OWNERSHIP(a)(b)         OUTSTANDING
      -------------------                 --------------------      ------------

Angelina J. McGillivray. . . . . . . . . .      56,416(c)                9.4%
  195 Ethan Drive
  Windsor, Connecticut  06095

Jonathan Googel. . . . . . . . . . . . . .      31,050(d)                5.2
Ben Sisti
  65 Kane Street
  West Hartford, Connecticut  06119

- - -------------------------
(a) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is considered to "beneficially own" shares (i) over which he or she has or shares voting or investment power or (ii) of which he or she has the right to acquire beneficial ownership at any time within 60 days of May 2, 1996. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(b) Adjusted to reflect the one for ten reverse stock split effective May 31, 1995.

(c) A Schedule 13D dated May 15, 1992 states that Ms. McGillivray has sole voting and sole dispositive power over such shares.

(d) An Amendment No. 5 to Schedule 13D filed on February 5, 1988 ("Amendment No. 5") states that Messrs. Googel and Sisti have shared voting power and shared dispositive power over 31,050 shares. Amendment No. 5 further states that Mr. Googel has sole voting and sole dispositive power over an additional 3,000 shares. Amendment No. 5 also states that Mr. Sisti has sole voting and sole dispositive power over an additional 1,300 shares.


             ADOPTION OF FIRST COASTAL CORPORATION 1996 STOCK OPTION
                            AND EQUITY INCENTIVE PLAN
                                 (PROPOSAL TWO)


     The First Coastal Corporation 1996 Stock Option and Equity Incentive Plan was adopted by the Board of Directors of the Company on May 2, 1996, subject to stockholder approval at the Annual Meeting, to provide for the grant of options to purchase shares of Common Stock of the Company ("options" or "stock options") to directors and employees of the Company and to employees of any subsidiary of the Company and to permit the award to employees of the Company and of any subsidiary of the Company of shares of Common Stock as a bonus, which shares may be subject to restrictions based on continued service or performance ("restricted stock"). As of May 2, 1996, there were approximately 71 employees of the Company and the Bank and four non-employee directors of the Company who were eligible to participate in the Plan.


     The principal provisions of the Plan are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the Plan. A copy of the Plan is attached hereto as EXHIBIT A and is incorporated herein by reference.

REASONS FOR THE PLAN

     The Board of Directors of the Company believes that stock options and restricted stock are important to attract and to encourage the continued employment of officers and other key employees by facilitating their acquisition of a stock interest in the Company and that stock options are important to attract and retain the services of outside directors for the same reason. The acquisition and holding of an equity interest in the Company by officers, key employees and directors is in the best interest of the Company because equity ownership will even more closely align the interests of those individuals with the interests of the Company's stockholders.

     The Board of Directors has concluded that it is advisable to have the incentive of stock options available as a means of attracting and retaining directors, officers and key employees and to permit the award of restricted stock to officers and key employees.

     The adoption of the Plan is subject to stockholder approval at the Annual Meeting. The Company is submitting the Plan for stockholder approval at the Annual Meeting to permit the grant of options qualifying as incentive stock options for tax purposes ("incentive options"), to qualify grants and awards under the Plan for an exemption under the existing provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and to allow the Company to obtain a deduction for the full amount allowable with respect to the exercise of options granted under the Plan. See "-- Federal Income Tax Consequences of the Plan."

DESCRIPTION OF THE PLAN


     The Plan provides for the grant of options that are intended to qualify as "incentive options" (under Section 422 of the Code) to full time employees, as well as the grant of non-qualifying options to employees of the Company and any subsidiary of the Company and to non-employee directors of the Company. A total of 130,000 shares of Common Stock of the Company will be reserved for issuance to employees and directors under the Plan, representing approximately 21.7% of the outstanding shares of Common Stock on May 2, 1996 (and approximately 9.6% of the outstanding shares of Common Stock assuming the consummation of the Offering based on shares of Common Stock outstanding on May 2, 1996). Based on the book value per share of Common Stock of $6.66 at December 31, 1995, the aggregate value of the 130,000 shares reserved for issuance under the Plan is $865,800.



     The Plan is administered by the Company's Board of Directors, which consists of four outside directors. The Board selects the employees of the Company and its subsidiary to whom incentive and non-qualifying options will be granted and restricted stock will be awarded. Options covering not more than 30,000 shares of Common Stock may be granted to any employee during any calendar year. Under the terms of the Plan, each of the four current non-employee directors of the Company will be granted a non-qualifying option with a 10-year term for 1,500 shares of Common Stock (representing an aggregate of options exercisable for 6,000 shares of Common Stock) on the date of the first public offering of shares of Common Stock that occurs after the date of adoption of the Plan, subject to stockholder approval, but such grants will not be made if no such offering occurs before December 31, 1996. The exercise price of such options will be equal to the offering price of the Company's Common Stock in connection with such public offering. The Company has filed a registration statement on Form S-2 with the SEC with respect to a proposed public offering of 750,000 shares of Common Stock and expects to consummate the Offering in the third quarter of 1996. The Offering will be made only by means of a prospectus. The Plan further provides that, subject to the availability of shares, as of each annual meeting of stockholders of the Company after December 31, 1996, each non-employee director of the Company who is elected by the stockholders at, or whose term of office continues after, such meeting will be granted a non-qualifying option with a 10-year term for 500 shares upon the date of such election at a per share exercise price equal to the market value of a share of Common Stock on the date of grant.

     The option exercise price under the Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant of the option (or 110% in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock). The maximum option term is 10 years (or five years in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock). Options may be exercised at any time after grant, except as otherwise provided in the particular option agreement. There also is a $100,000 limit on the value of stock (determined at the time of grant) covered by incentive stock options that first become exercisable by an optionee in any calendar year. No option may be granted more than 10 years after the effective date of the Plan. Options are non-transferable.

     Payment for shares purchased under options granted pursuant to the Plan may be made either in cash or by exchanging shares of Common Stock of the Company with a fair market value of up to the total option exercise price and cash for any difference. Options may be exercised by directing that certificates for the shares purchased be delivered to a licensed broker as agent for the optionee, provided that the broker tenders to the Company cash or cash equivalents equal to the option exercise price plus the amount of any taxes that the Company may be required to withhold in connection with the exercise of the option.

     If an employee's employment with the Company or any subsidiary of the Company terminates by reason of death or permanent and total disability, his or her options, whether or not then exercisable, may be exercised within one year after such death or disability, unless otherwise provided in the particular option agreement (but not later than the date the option would otherwise expire). If the employee's employment terminates for any reason other than death or disability, options held by such optionee terminate three months after the date of such termination, unless otherwise provided in the particular option agreement (but not later than the date the option would otherwise expire). An option granted to a non-employee director will not terminate until the expiration of the 10-year term of the option regardless of whether the non-employee director continues to serve as a director.

     Employees of the Company or any subsidiary also may receive restricted stock awards pursuant to the Plan. The granting of restricted stock gives the recipient thereof the right to a specified number of shares of Common Stock of the Company, contingent upon the achievement of specific performance objectives or upon completion of a specified period of employment after the date of the award. Alternatively, such shares may be awarded as a bonus or in lieu of a cash bonus, in which case the grantee will be fully vested in the award immediately. The holder of a restricted stock award shall generally have the rights and privileges of a stockholder of the Company, including the right to vote and to receive dividends, except that the holder generally may not sell, transfer, assign, pledge or otherwise encumber or dispose of the shares covered by an award until such shares have become vested or otherwise free of restrictions.

     In the agreement relating to an option grant or restricted stock award, the Board may impose additional restrictions and limitations on the transfer of shares of Common Stock acquired thereby, including subjecting such shares to a right of first refusal and a repurchase right on the part of the Company.

     If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company, by reason of merger, consolidation, reorganization, recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares without receipt of consideration by the Company, an appropriate and proportionate adjustment will be made in the number and kinds of shares subject to the Plan, and in the number, kinds and per share exercise price of shares subject to the unexercised portion of options granted prior to any such change. Any such adjustment in an outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the per share option price.

     Upon any dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation in which the Company is not the surviving corporation, or upon the sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction approved by the Board of Directors which results in any person or entity owning 80% or more of the total combined voting power of all classes of stock of the Company, the Plan and the options issued thereunder will terminate, unless provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the options or for the substitution for such options of new options covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise price. In the event of such termination, all outstanding options shall be exercisable in full during such period immediately prior to the occurrence of such termination as the Board of Directors in its discretion shall determine.

     The Board of Directors may amend the Plan with respect to shares of the Common Stock as to which options and awards of restricted stock have not been granted. However, the Company's stockholders must approve any amendment that would (i) change the requirements as to eligibility to receive options; (ii) increase the maximum number of shares in the aggregate for which options and restricted stock awards may be granted (except for adjustments upon changes in capitalization); or (iii) materially increase the benefits accruing to eligible individuals under the Plan.


     The Board of Directors at any time may terminate or suspend the Plan. Unless previously terminated, the Plan will terminate automatically on May 2, 2006, the tenth anniversary of the date of adoption of the Plan by the Board of Directors. No termination, suspension or amendment of the Plan may, without the consent of the person to whom an option or restricted stock award has been granted, adversely affect the rights of the holder of the option or restricted stock.

PLAN BENEFITS


     The table below provides certain information as of the date of this Proxy Statement regarding stock options expected to be granted under the Plan and awards of restricted stock made under the Plan (all of which are subject to stockholder approval of the Plan) to (i) the named executive officers, (ii) the nominee for election as director, (iii) all executive officers of the Company as a group, (iv) all non-employee directors as a group and (v) all employees of the Company as a group (including all officers who are not executive officers).



                                  PLAN BENEFITS



                                                                            NUMBER OF
                                                                            SHARES OF
                                               NUMBER         EXERCISE     RESTRICTED         DOLLAR
NAME AND POSITION                            OF OPTIONS        PRICE          STOCK           VALUE
- - -----------------                            ----------       --------     ----------         ------
Dennis D. Byrd
  Treasurer. . . . . . . . . . . . . . .        7,500 (a)             (a)    2,500 (b)       $16,650 (c)
Gregory T. Caswell
  President and Chief Executive
  Officer. . . . . . . . . . . . . . . .       15,000 (a)             (a)    5,000 (b)        33,300 (c)
Roger E. Klein
  Director Nominee . . . . . . . . . . .        1,500                 (d)       --                --
James H. Whittaker
  President and Chief Executive
  Officer (former) (e) . . . . . . . . .           --              --           --                --
Executive Officer Group
  (two persons). . . . . . . . . . . . .       22,500 (a)             (a)    7,500 (b)        49,950 (c)
Non-employee Director Group
  (four persons) . . . . . . . . . . . .        6,000                 (d)       --                --
Non-executive Officer Employee
  Group (two persons). . . . . . . . . .        8,000 (a)             (a)       --                --




- - -------------------------

(a) The Board has approved grants of such options in connection with the completion of the Offering. The exercise price is to be equal to the offering price of the Company's Common Stock in the Offering.


(b)  Such restricted stock award is subject to completion of the Offering.


(c) Based on the book value per share of the Company's Common Stock of $6.66 at December 31, 1995.


(d) The Board has approved grants of such options under the terms of the Plan in connection with the completion of the Offering. The exercise price is to be equal to the offering price of the Company's Common Stock in the Offering. In the event the Offering is not completed by December 31, 1996, such options would not be granted.


(e) Mr. Whittaker resigned as President and Chief Executive Officer of the Company and the Bank effective March 31, 1995.



FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     The grant of an option is not a taxable event for the optionee or the Company.


     With respect to "incentive options," an optionee will not recognize taxable income upon exercise of an incentive option, and any gain realized upon a disposition of shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise of the option (the "holding period requirement"). However, the excess of the fair market value of the shares subject to an incentive option on the exercise date over the option exercise price will be included in the optionee's alternative minimum taxable income in the year of exercise (except that, if the optionee is subject to certain securities law restrictions, the determination of the amount included in alternative minimum taxable income may be delayed, unless the optionee makes a special tax election within 30 days following exercise) for purposes of the alternative minimum tax. An optionee may be entitled to a credit against regular tax liability in future years for minimum taxes paid with respect to the exercise of incentive options. The Company and its subsidiary will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive option, except as discussed below.


     For the exercise of an incentive option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or its subsidiary from the date the option is granted through a date within three months before the date of exercise. In the case of an optionee who is disabled, this three-month period is extended to one year. In the case of an employee who dies, the three-month period and the holding period for shares received pursuant to the exercise of the option are waived.


     If all of the foregoing requirements for incentive option treatment are met except for the holding period requirement, the optionee will recognize ordinary income upon the disposition of the shares in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the option exercise price. However, if the optionee was subject to certain restrictions under the securities laws at the time the option was exercised, the measurement date may be delayed, unless the optionee has made a special tax election within 30 days after the date of exercise. The balance of the realized gain, if any, will be long- or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period requirement but at a price below the fair market value of the shares at the time the option was exercised (or other applicable measurement date), the amount of ordinary income (and the amount included in alternative minimum taxable income, if the sale occurs during the same year as the option was exercised) will be limited to the excess of the amount realized on the sale over the option exercise price. If the Company complies with applicable reporting requirements, it will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.



     If an optionee exercises an incentive option by tendering shares of Common Stock with a fair market value equal to part or all of the option exercise price, the exchange of shares generally will be treated as a nontaxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an incentive option and had not satisfied the holding period requirement). If the exercise is treated as a tax free exchange, the optionee would have no taxable income from the exchange and exercise (other than minimum taxable income as discussed above) and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. If the optionee used shares received pursuant to the exercise of an incentive option (or another statutory option) as to which the optionee had not satisfied the applicable holding period requirement, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares, with the result that the excess of the fair market value of the shares tendered over the optionee's basis in the shares would be taxable.



     Upon exercising a non-qualifying option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise (except that, if the optionee is subject to certain restrictions imposed by the securities laws, the measurement date may be delayed, unless the optionee makes a special tax election within 30 days following exercise). If the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount. Non-qualifying options under the Plan are intended to satisfy the requirements applicable to "qualified performance-related compensation" under the Code, so that the Company should be entitled to deduct the full amount of such compensation income without regard to the $1,000,000 limitation imposed on the deduction of annual compensation paid to each of the chief executive officer and the four other most highly compensated officers of a publicly held corporation. Upon a taxable disposition of shares acquired pursuant to the exercise of a non-incentive option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).


     If the optionee surrenders shares of Common Stock in payment of part or all of the exercise price for non-qualifying options, no gain or loss will be recognized with respect to the shares surrendered and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a non-taxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received. However, the fair market value of any shares received in excess of the number of shares surrendered will be taxed as ordinary income.


     The foregoing is a brief summary of some of the principal federal income tax consequences of stock option grants under the Plan and recipients of option grants under the Plan should consult with their personal tax advisors with respect to such grants and transactions in stock acquired pursuant to the Plan.


REQUIRED VOTE

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PLAN.

               AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION
                                (PROPOSAL THREE)

     The Board of Directors, having declared its advisability, has unanimously approved and recommends the adoption by stockholders of an amendment to the Restated Certificate of Incorporation of the Company to provide for a three-year restriction on certain acquisitions and offers to acquire voting stock of the Company. Set forth below is a description of the proposed amendment. Such description does not, however, purport to be complete and is qualified in its entirety by the text of the proposed amendment. A copy of the proposed amendment is attached hereto as EXHIBIT B and is incorporated herein by reference.

DESCRIPTION OF THE PROPOSED AMENDMENT


     The proposed amendment deletes Subsection 1 of Article 10 currently appearing in the Restated Certificate of Incorporation which provides that "[f]or a period of three years from the date of consummation of the conversion of [Suffield Bank] to a Connecticut capital stock savings bank, no Person shall acquire Control of the Corporation, or make any Offer to acquire Control of the Corporation, unless such acquisition or Offer has received the prior approval of both the Banking Commissioner of the State of Connecticut and the Board of Directors of the Corporation" and includes a cross-reference to definitions for the terms "Person," "Control" and "Offer." Since the conversion of Suffield Bank to a Connecticut capital stock savings bank was consummated in 1984, or approximately 12 years ago, Subsection 1 of Article 10 currently appearing in the Restated Certificate of Incorporation is of no effect. Accordingly, the proposed amendment will be substituted in its place. The proposed amendment also changes the current caption of Article 10 which provides "Approval for Acquisitions of Control and Offers to Acquire Control" to read "Approval for Certain Stock Acquisitions and Offers to Acquire Stock and Acquisitions of Control and Offers to Acquire Control."


     The proposed amendment, in the form of a new Subsection 1 of Article 10 of the Restated Certificate of Incorporation, provides that unless otherwise approved by the Company's Board of Directors, no person shall become or make an offer to become the beneficial owner of five percent or more of the Company's voting stock (a "prohibited 5% owner") for three years from the effective date of the proposed amendment. A person who is the beneficial owner of five percent or more of the Company's outstanding voting stock on the effective date of the proposed amendment (an "existing 5% owner") will not be deemed in violation of the provision; PROVIDED, HOWEVER, that if after the effective date, any existing 5% owner shall become or make an offer to become the beneficial owner of any additional shares of the Company's voting stock, then such person will be deemed to be a prohibited 5% owner if, following the acquisition of such additional shares, such existing 5% owner is or will be the beneficial owner of five percent or more of the Company's voting stock. Such proposed amendment further provides that no person will become a prohibited 5% owner as a result of an acquisition of shares of voting stock by the Company which, by reducing the number of shares of the Company's voting stock outstanding, increases the proportionate number of shares of voting stock beneficially owned by such person to five percent or more of the shares of the Company's voting stock then outstanding; PROVIDED, HOWEVER, that if a person becomes a beneficial owner of five percent or more of the Company's voting stock then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the beneficial owner of any additional shares of the Company's voting stock, then such person will be deemed to be a prohibited 5% owner if such person is then the beneficial owner of five percent or more of the voting stock then outstanding. The effective date of the amendment will be the date on which the amendment is filed with the Secretary of State of Delaware, assuming the amendment is approved by the Company's stockholders.

     In the event that any person becomes a prohibited 5% owner in violation of the proposed amendment, such number of the shares of voting stock of which such person is the beneficial owner, in excess of the number of shares of voting stock of which such person might be the beneficial owner without becoming a prohibited 5% owner, will be considered from and after the date such person becomes a prohibited 5% owner to be "excess shares" for purposes of the proposed amendment. Such excess shares will thereafter no longer (i) be entitled to vote on any matter, (ii) be entitled to take other stockholder action, (iii) be entitled to be counted in determining the total number of outstanding shares for purposes of any matter involving stockholder action, or (iv) be transferable, except with the approval of the Company's Board of Directors or by an independent trustee appointed by the Company's Board of Directors for the purpose of having such excess shares sold on the open market or otherwise. The proceeds from the sale by the trustee of such excess shares shall be paid (i) first, to the trustee in an amount equal to the trustee's reasonable fees and expenses, (ii) second, to the beneficial owner of such excess shares in an amount up to such owner's federal income tax basis in such excess shares, and
(iii) third, to the Company as to any remaining balance.

     Finally, the proposed amendment provides that if the Company's Board of Directors determines in good faith that a person who would otherwise be a prohibited 5% owner has inadvertently become a prohibited 5% owner and such person ceases to be the beneficial owner and disposes of a sufficient number of shares of the Company's voting stock within the time fixed by the Company's Board of Directors incident to the foregoing determination, so that such person would no longer be a prohibited 5% owner, pending and upon such disposition of shares of voting stock, such person will not be deemed a prohibited 5% owner for purposes of the proposed amendment unless and until such person subsequently becomes a prohibited 5% owner.


     If the proposed amendment is approved by the requisite vote of the Company's stockholders at the Annual Meeting, it will be effective prior to the consummation of the Offering and will apply to purchases of shares of Common Stock in the Offering. In connection with the approval of the proposed amendment, the Board of Directors of the Company has approved the acquisition of shares in the Offering by stockholders of the Company holding five percent or more of the Company's voting stock on the effective date up to such number of shares as would cause any such stockholder to maintain his or her pre-Offering percentage ownership interest in the Company following the Offering.
The Company does not anticipate accepting any other proposed purchases with respect to five percent or more of the Common Stock in the Offering, but reserves the right to do so. The effectiveness of the proposed amendment is not conditioned upon the consummation of the Offering and assuming the amendment is approved by the Company's stockholders, the amendment will be filed with the Secretary of State of Delaware even if the Company decides not to proceed with the Offering or the Offering is otherwise not completed.


REASONS FOR AND GENERAL EFFECT OF THE PROPOSED AMENDMENT

     At December 31, 1995, the Company had a net operating loss carryforward for federal tax purposes of approximately $6.8 million, which will expire in the years 1996 to 2010. In order to reduce the likelihood that there will be a reduction in the amount of such carryforward by reason of an "ownership change" (as defined below) with respect to the Company and the Bank, the Company's Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Restated Certificate of Incorporation.

     An "ownership change" occurs if the percentage of the Company's stock owned on a testing date by one or more five percent stockholders (or a group of less than five percent stockholders who are aggregated together for such purpose) has increased by more than 50 percentage points over the lowest percentage owned by those stockholders at any time during the three-year testing period ending on that date. Thus, on the date of any change in ownership by a five percent stockholder (I.E., an "owner shift"), the Company must add up all of the owner shifts by the five percent stockholders within the three-year period ending on that date to determine if a more-than-50-percentage-point ownership change has occurred during that period. For purposes of the preceding sentence, any direct or indirect holder, taking into account certain attribution rules, of five percent or more of the Company's stock is a five percent stockholder, and all holders of less than five percent collectively generally are treated as a single five percent stockholder.

     Under certain segregation rules, when a five percent stockholder sells part of its stock holdings to less-than-five percent stockholders during the testing period, the acquiring less-than-five percent stockholders are segregated and treated as a separate public group, which constitutes a single five percent stockholder (the "new public group"). Furthermore, stockholders who individually acquire and own less than five percent of the Company's stock pursuant to an offering of such stock generally are treated as a new public group which is separate and apart from the group of less-than-five percent stockholders that existed prior to the offering (the "pre-issuance public group"). The increase in the percentage interest of a segregated public group, from zero to the percentage interest it is deemed to hold at the end of the testing period, is included as an owner shift.


     In general, a member of the new public group is presumed not to have owned any of the Company's stock prior to a public offering except to the extent that the Company has actual knowledge that such person is also a member of the pre-issuance public group. However, an exception to the segregation rules creates a presumption that the pre-issuance public group purchased a significant percentage of the stock being offered. Under this exception, when the Company issues stock for cash, the Company may exclude from the segregation rules a percentage of stock issued equal to one-half of the percentage of stock owned by less-than-five percent stockholders immediately before the issuance (the percentage of a stock issuance eligible for the cash issuance exception is the percentage of the Company stock held by public groups immediately before the issuance multiplied by one-half). However, the amount of stock exempted under this rule is limited to the total amount of stock issued less the amount of stock acquired by five percent stockholders.


     Options to purchase the stock of the Company also must be considered to determine if an ownership change occurs. However, options to acquire shares of stock of the Company only will be considered to have been exercised for the purpose of determining whether there has been an ownership change if the options had been issued for an abusive principal purpose (as defined in Section 1.382-4(d) of the Treasury Regulations).


     If an ownership change occurs with respect to the Company and the Bank, an annual limitation (the "section 382 limitation") would be imposed on the amount of taxable income against which net operating losses may be deducted. The section 382 limitation is computed by multiplying the estimated value of the Company immediately before the ownership change by the then-applicable long-term tax exempt rate published by the Internal Revenue Service ("IRS") for this purpose (the long-term tax exempt rate was 5.68% for the month of May 1996, as set forth in the IRS tables). Thus, if the Company and the Bank were to undergo an ownership change as a result of the proposed public offering of 750,000 shares of Common Stock of the Company, the Company's section 382 limitation would be approximately $162,000 (assuming the Common Stock has a fair market value of $4.75 per share). In addition, assuming that the Company would have been able to use its existing net operating loss carryforwards and the net operating loss carryforward resulting from the payment of the $9.0 million note issued to the Federal Deposit Insurance Corporation on January 31, 1995, the effect of the imposition of the section 382 limitation on the utilization of net operating loss carryforwards after 1996 would be that approximately $9.9 million of the Company's net operating loss carryforwards would expire unused, decreasing future income after taxes by approximately $3.4 million.


     In addition, to the extent the Company is determined to have a net unrealized built-in loss (generally defined as the excess of the basis of a corporation's assets over the fair market value of those assets) and such net unrealized built-in loss is greater than the lesser of (i) 15 percent of the fair market value of the Company's assets or (ii) $10.0 million, an ownership change would limit the Company's ability to deduct certain losses which have not yet been recognized for tax purposes but that may be utilized to offset taxable income in the current, or a past or future year. Any net unrealized built-in losses recognized in the five-year period beginning on the date of the ownership change is subject to the section 382 limitation as if it were a pre-change net operating loss. Thus, if the Company and the Bank experienced an ownership change as a result of the Offering, the portion of these combined losses (pre-change net operating loss plus net unrealized built-in losses recognized during the five-year period following the ownership change) available for offset against taxable income in a given taxable year could not exceed the Company's section 382 limitation. If the recognized net unrealized built-in loss is disallowed pursuant to the section 382 limitation, the disallowed portion may be carried forward as if it were a net operating loss carryover, but may not be carried back. As of December 31, 1995, the Company believes that its net unrealized built-in loss was approximately $9.0 million, consisting primarily of the FDIC Note which has not yet been recognized for tax purposes.


     Based on its review of the rules under Section 382 of the Code and the facts relevant to a determination as to whether an ownership change has occurred, including filings as of the date of this Proxy Statement with the SEC, the Company believes that it has not experienced an ownership change. However, because subsequent transactions in shares of the Company's stock could result in an unanticipated increase in the ownership of Company stock by one or more five percent stockholders and thus cause an ownership change, the Company has sought to reduce the chance that an ownership change will occur by amending its Restated Certificate of Incorporation as described under "-- Description of the Proposed Amendment." Assuming the consummation of the Offering and that there are no acquisitions of Common Stock that would make the acquiror thereof a prohibited 5% owner pursuant to the proposed amendment, the Company estimates that it would be able to issue approximately an additional 1.5 million shares of Common Stock pursuant to an offering or acquisition transaction or otherwise without causing an ownership change under Section 382 of the Code. In addition, under certain circumstances, the Board of Directors may determine that a waiver of the restrictions imposed by the proposed amendment is in the best interests of the Company and its stockholders, notwithstanding that such waiver may result in an ownership change and the imposition of the section 382 limitation.


ANTI-TAKEOVER EFFECT OF THE PROPOSED AMENDMENT


     During the three-year period that the proposed amendment would be effective, it may have the effect of discouraging an attempt by any person or entity, through the acquisition of a substantial number of shares of the Company's Common Stock, to acquire control of the Company with a view to imposing a merger, sale of all or part of the Company's assets or a similar transaction, because the person or entity would be required to obtain the approval of the Company's Board of Directors. To the extent that potential takeovers are thereby discouraged, stockholders may not have the opportunity to dispose of all or a part of their stock at a price that may be higher than that prevailing in the market.


     The proposed amendment to the Company's Restated Certificate of Incorporation is not part of a plan by the Company's Board of Directors to adopt a series of anti-takeover measures. The Company's Board of Directors does not presently intend to propose any additional measures designed to discourage any unfair or unnegotiated takeovers apart from the amendment proposed in this Proxy Statement and those measures that have previously been adopted (see "-- Certain Charter and Statutory Provisions Having an Anti-Takeover Effect"), but reserves the right to propose and adopt additional measures if the Company's Board of Directors determines that such measures are in the best interests of the Company and its stockholders.

CERTAIN CHARTER AND STATUTORY PROVISIONS HAVING AN ANTI-TAKEOVER EFFECT

     CLASSIFIED BOARD; AMENDMENT OF CHARTER AND BYLAWS. The Company's Restated Certificate of Incorporation provides for the division of the Board of Directors into three classes of directors, serving staggered three-year terms. In addition, the Restated Certificate of Incorporation does not provide for cumulative voting of shares of Common Stock for the election of directors. The Company's Amended and Restated Bylaws permit stockholders to make nominations for directors but only if such nominations are made pursuant to timely notice in writing to the Company. The Restated Certificate of Incorporation further provides that the approval of at least two-thirds of the entire Board of Directors at a duly constituted meeting called for such purpose and the approval of the holders of at least two-thirds of the shares entitled to vote thereon at a duly called annual or special meeting of stockholders are necessary for the amendment of certain sections of the Restated

Certificate of Incorporation relating to election and classification of the Board of Directors; limitation of certain liabilities of directors; adoption, alteration, amendment or repeal of the Amended and Restated Bylaws; limitation on calling of special meetings of stockholders; approval of acquisitions of control and offers to acquire control; criteria for evaluation of certain offers by the Board of Directors; anti-greenmail; and stockholders' action by unanimous written consent. In addition, the approval of the holders of at least 80% of the shares entitled to vote thereon at a duly called annual or special meeting of stockholders is necessary for the amendment of certain sections of the Restated Certificate of Incorporation relating to the vote requirements for approval of certain business combinations and to the vote requirements for amendment of the Restated Certificate of Incorporation. The Amended and Restated Bylaws provide that the approval of at least two-thirds of the entire Board of Directors at a duly constituted meeting called for such purpose and the approval of the holders of at least two-thirds of the shares entitled to vote thereon at a duly constituted meeting of stockholders called for such purpose are necessary for the amendment of the Amended and Restated Bylaws. These provisions may have the effect of deterring hostile takeovers or delaying changes in control or management of the Company.

     BUSINESS COMBINATION PROVISIONS. The Company is subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, the statute prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless prior to the date the stockholder became an interested stockholder the board approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder or unless one of two exceptions to the prohibitions are satisfied: (i) upon consummation of the transaction that resulted in such person becoming an interested stockholder, the interested stockholder owned at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding, for purposes of determining the number of shares outstanding, shares owned by certain directors or certain employee stock plans) or (ii) on or after the date the stockholder became an interested stockholder, the business combination is approved by the board of directors and authorized by the affirmative vote (and not by written consent) of at least two-thirds of the outstanding voting stock excluding that stock owned by the interested stockholder. A "business combination" includes a merger, asset sale or other transaction resulting in a financial benefit to the interested stockholder. An "interested stockholder" is a person who (other than the corporation and any direct or indirect majority owned subsidiary of the corporation), together with affiliates and associates, owns (or, as an affiliate or associate, within three years prior, did own) 15% or more of the corporation's outstanding voting stock.

     In addition, the Restated Certificate of Incorporation provides that a "business combination" with an "interested shareholder" must be approved by the affirmative vote of at least 80% of the outstanding voting stock unless either
(a) the business combination is approved by a majority of the "continuing directors" or (b) certain price and procedure requirements are satisfied.
Except for business combinations requiring such higher stockholder vote, any merger or consolidation involving the Company must, as a condition to its effectiveness, be approved by the affirmative vote of at least two-thirds of the issued and outstanding shares of each class of capital stock of the Company. A "business combination" includes a merger, asset sale or acquisition, reclassification of securities, recapitalization or other transaction resulting in a financial benefit to the interested shareholder. An "interested shareholder" is a person who (other than the Company or any subsidiary of the Company), (i) together with affiliates and associates, directly or indirectly beneficially owns 10% or more of the Company's outstanding voting stock, or
(ii) is an affiliate of the Company and, together with affiliates and associates, within two years prior directly or indirectly beneficially owned 10% or more of the Company's outstanding voting stock. A "continuing director" is a member of the Board of Directors of the Company who is unaffiliated with the interested shareholder and was a member of the Board of Directors prior to the time that the interested shareholder (including any affiliate or associate thereof) became an interested shareholder, and any successor of a continuing director who is unaffiliated with the interested shareholder and is recommended to succeed a continuing director by a majority of continuing directors then on the Board of Directors.

     The Restated Certificate of Incorporation requires the Board of Directors, when evaluating a tender offer, merger or acquisition proposal, in connection with the exercise of its judgment in determining the best interests of the Company and its stockholders, to take into account all relevant factors, including, without limitation, the economic effects of acceptance of such offer on (i) depositors, borrowers and employees of the insured bank or institution subsidiary or subsidiaries of the Company, and on the communities in which such subsidiary or subsidiaries operate or are located, and (ii) the ability of such subsidiary or subsidiaries to fulfill the objectives of an insured institution under applicable federal and state statutes and regulations.

     APPROVAL FOR CERTAIN ACQUISITIONS OF CONTROL AND OFFERS TO ACQUIRE CONTROL PROVISIONS. The Restated Certificate of Incorporation of the Company provides that if the Common Stock is then traded on a national securities exchange or quoted on the NASD Automated Quotation System, no person shall make any offer to acquire "control" of the Company unless such person has received the prior approval to make such offer either (a) by obtaining approval of the Board of Directors of the Company or (b) by obtaining all required federal and state regulatory approvals and furnishing the Board of Directors of the Company a complete copy of all notices and other documents filed by such person pursuant to applicable federal and state law and regulations. "Control" means the sole or shared power to vote or to direct the voting of, or to dispose or to direct the disposition of, 10% or more of the voting stock of the Company.

     The Restated Certificate of Incorporation also provides that no person shall acquire control of the Company at any time unless such acquisition of control has been approved (a) either (i) by the affirmative vote of at least two-thirds of the outstanding voting stock at a duly constituted meeting of stockholders called for such purpose or (ii) by at least two-thirds of the entire Board of Directors at a duly constituted meeting called for such purpose and (b) by all regulatory authorities required under applicable federal and state statutes and in the manner provided by all applicable regulations adopted thereunder.

     ANTI-GREENMAIL PROVISIONS. The Restated Certificate of Incorporation prohibits the Company from purchasing any shares of the Company's voting stock from any person that beneficially owns, directly or indirectly, five percent or more of the Company's voting stock at a price exceeding the average closing price or the mean of the bid and ask prices of a share of voting stock for the 20 trading days immediately preceding the date of execution of a definitive agreement to purchase the voting stock, unless a majority of the Company's disinterested stockholders approve the transaction. This restriction on purchases by the Company does not apply to any offer to purchase shares of a class of the Company's voting stock which is made on the same terms and conditions to all holders of that class of voting stock or to any purchase of stock owned by such a five-percent stockholder occurring more than two years after such stockholder's last acquisition of the Company's stock.

REQUIRED VOTE

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of two-thirds of the shares of Common Stock entitled to vote at the Annual Meeting is required to approve and adopt the proposed amendment to the Restated Certificate of Incorporation of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                 (PROPOSAL FOUR)

     The Board of Directors has appointed the firm of Coopers & Lybrand, L.L.P. to continue as independent accountants for the Company for the year ending December 31, 1996, subject to ratification of such appointment by the stockholders. Coopers & Lybrand, L.L.P. has served as the Company's independent accountants for each of the fiscal years ended December 31, 1995, 1994 and 1993. Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of Coopers & Lybrand, L.L.P., independent certified public accountants, to audit the books and accounts of the Company for the year ending December 31, 1996. No determination has been made as to what action the Board of Directors would take if the stockholders do not ratify the appointment.

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the votes cast is required to ratify the appointment of Coopers & Lybrand, L.L.P. as the Company's independent accountants for the year ending December 31, 1996.

     Representatives of Coopers & Lybrand, L.L.P. will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND, L.L.P. AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1996.




                          ADJOURNMENT OF ANNUAL MEETING
                                 (PROPOSAL FIVE)



     In the event that sufficient votes are not present in person or represented by proxy to vote in favor of the First Coastal Corporation 1996 Stock Option and Equity Incentive Plan (Proposal Two) and/or the proposed amendment to the Restated Certificate of Incorporation of the Company (Proposal Three), stockholders will be asked to consider and vote upon a proposal to adjourn the Annual Meeting to permit the solicitation of additional proxies.



                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS


     Any stockholder of the Company who intends to present a proposal for action must file a copy thereof with the Secretary of the Company not less than 30 days nor more than 90 days prior to the date of the annual meeting, unless notice or public disclosure of the meeting occurs less than 45 days prior to the date of the meeting, in which event stockholders may deliver such notice not later than the 15th day following the day on which notice of the meeting was mailed or public disclosure thereof was made. If the proposal or proposals are to be included in the Company's proxy statement and form of proxy relating to the 1997 annual meeting, they must be received by the Secretary of the Company at 36 Thomas Drive, Westbrook, Maine 04092 by January 9, 1997 pursuant to the proxy soliciting rules of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy relating to the 1997 annual meeting any stockholder proposal which may be excluded under SEC regulations in effect at the time such proposals are received.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote such proxy on such matters as determined by a majority of the Board of Directors.

                                        By Order of the Board of Directors



                                        Gregory T. Caswell
                                        President and Chief Executive Officer


Westbrook, Maine
Dated:  May 7, 1996

                                                                      EXHIBIT A
- - --------------------------------------------------------------------------------


                              FIRST COASTAL CORPORATION
                     1996 STOCK OPTION AND EQUITY INCENTIVE PLAN

              FIRST COASTAL CORPORATION (the "Corporation") sets forth herein the terms of this 1996 Stock Option and Equity Incentive Plan (the "Plan") as follows:


1.            PURPOSE

              The Plan is intended to advance the interests of the Corporation by providing eligible individuals (as designated pursuant to Section 4 below) with an opportunity to acquire or increase a proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its subsidiaries, and will encourage such eligible individuals to remain in the employ or service of the Corporation or that of one or more of its subsidiaries. To this end, the Plan provides for the grant of stock options and the issuance of shares of stock as a bonus, including restricted stock, all as set out herein.

              Each stock option granted under the Plan (an "Option") is intended to be an "incentive stock option" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended from time to time, or the corresponding provision of any subsequently enacted tax statute (the "Code"), except (i) to the extent that any such Option would exceed the limitations set forth in Section 7 below; (ii) for Options specifically designated at the time of grant as not being "incentive stock options" and (iii) for Options granted to directors of the Corporation who are not officers or other salaried employees of the Corporation or any of its subsidiaries ("Non-Employee Directors"). Shares of stock may also be issued to employees pursuant to the Plan as a bonus or in lieu of a cash bonus and such shares may be subject to vesting and transfer restrictions, in accordance with the provisions of Section 6 below. Such grants and awards are referred to collectively as "Incentive Awards." Each Incentive Award shall be evidenced by a written agreement between the Corporation and the recipient employee setting out the terms and conditions of the grant (an "Agreement").


2.            ADMINISTRATION

              (a) BOARD. The Plan shall be administered by the Board of Directors of the Corporation (the "Board"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Incentive Award granted or Agreement entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Incentive Award granted or Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or by unanimous consent of the Board executed in writing in accordance with the Corporation's Certificate of Incorporation and By-Laws, and with applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Incentive Award granted or Agreement entered into hereunder shall be final and conclusive.

              (b) COMMITTEE. The Board may from time to time appoint an Incentive Compensation Committee (the "Committee") consisting of not less than three members of the Board, none of whom shall be an officer or other salaried employee of the Corporation or any of its subsidiaries, and each of whom shall qualify in all respects as an "outside director" for purposes of Treasury Regulations Section 1.162-27(e)(3) and, to the extent required to satisfy the requirements of Rule

16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Exchange Act"), as a "disinterested person". The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Certificate of Incorporation and By-Laws of the Corporation and applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Corporation's Certificate of Incorporation and By-Laws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

              (c) NO LIABILITY. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted or Agreement entered into hereunder.

              (d) DELEGATION TO THE COMMITTEE. In the event that the Plan or any Incentive Award granted or Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

              (e) ACTION BY THE BOARD. Except as indicated below, the Board may act under the Plan other than by, or in accordance with the recommendations of, the Committee, constituted as set forth in Section 2(b) above with respect to Incentive Awards granted to individuals who are subject to Section 16 of the Exchange Act, only if a majority of the members of the Board are "disinterested persons" as defined in Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act. This restriction on the Board's actions under the Plan, however, shall not apply in the event the restriction ceases to be a requirement for reliance upon the exemption provided by Rule 16b-3.

3.            STOCK


              The stock that may be issued pursuant to Incentive Awards granted under the Plan shall be shares of Common Stock, par value $1.00 per share, of the Corporation (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Incentive Awards granted under the Plan shall not exceed in the aggregate 130,000 shares, which number of shares is subject to adjustment as hereinafter provided in Section 17 below. If any Incentive Award expires, terminates, or is terminated or forfeited for any reason prior to exercise or vesting in full, the shares of Stock that were subject to the unexercised or forfeited portion of such Incentive Award shall be available for future Incentive Awards granted under the Plan.


4.            ELIGIBILITY


              (a) EMPLOYEES. Incentive Awards may be granted under the Plan to any full-time employee of the Corporation or any "subsidiary corporation" thereof within the meaning of Section 424(f) of the Code (a "Subsidiary") (including any such employee who is an officer or director of the Corporation or any Subsidiary) as the Board shall determine and designate from time to time prior to expiration or termination of the Plan. The maximum number of shares of Stock subject to Options that may be granted under the Plan to any officer or other employee of the Corporation or any Subsidiary in any calendar year is 30,000 shares (subject to adjustment as provided in Section 17 hereof).

              (b) NON-EMPLOYEE DIRECTORS. Subject to the availability of shares issued under Section 3 of the Plan, (i) on the date of the first public offering of the Corporation's Stock occurring after the effective date (as defined in Section 5(a) below) an Option to purchase up to 1,500 shares of Stock, at the price at which the Stock is offered to the public in such offering and upon the other terms and conditions specified in the Plan, shall be granted under the Plan to each individual who is serving as a Non-Employee Director on that date, except that such Options shall not be granted if no such offering occurs before December 31, 1996 and (ii) as of each annual meeting of stockholders of the Company occurring after December 31, 1996, an Option to purchase up to 500 shares of Stock, at the price and upon the other terms and conditions specified in the Plan, shall be granted under the Plan to each Non-Employee Director who is elected to the Board of Directors of the Corporation by the stockholders at such meeting or whose term of office continues after such meeting.


5.            EFFECTIVE DATE AND TERM OF THE PLAN


              (a) EFFECTIVE DATE. The Plan shall be effective as of the date of adoption by the Board, subject to approval of the Plan within one year of such effective date by a majority of the votes present, either in person or by proxy, and entitled to vote at a duly held meeting of the stockholders at which a quorum representing at least one-third of all the outstanding voting stock is present, either in person or by proxy; PROVIDED, HOWEVER, that upon approval of the Plan by the stockholders of the Corporation as set forth above, all Incentive Awards granted under the Plan on or after the effective date shall be fully effective as if the stockholders of the Corporation had approved the Plan on the effective date. If the stockholders fail to approve the Plan within one year of such effective date, any Incentive Awards granted hereunder shall be null and void and of no effect.


              (b) TERM. The Plan shall terminate on the date ten years from the effective date.

6.            GRANT OF INCENTIVE AWARDS

              (a) OPTIONS. Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Board may determine, including any terms or conditions which may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

              (b) BONUS AND RESTRICTED STOCK AWARDS. Subject to the terms of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Holders"), shares of Stock, subject to the attainment of such performance objectives, the completion of such service requirements (if any) and the payment of such amount (if any) as the Board shall determine and specify as a condition to making such grant. Each such grant shall be effected by the execution of an Agreement setting out the terms and conditions applicable thereto and by the issuance of shares of Stock or restricted Stock. Agreements covering bonus or restricted Stock awards need not contain the same or similar provisions, PROVIDED, that all such Agreements shall comply with the terms of the Plan. Upon attainment of the specified objectives and requirements (or, to the extent specified by the Board, partial attainment of such objectives and requirements), the Holder shall be entitled to shares of Stock specified in the grant (or the portion of such shares earned by partial attainment of the objectives and requirements, as applicable) free of restrictions, except that such shares of Stock shall continue to be subject to the restrictions set out in Sections 10(d) and 15. Except as shall otherwise have been specified in the Agreement at the time of grant or in any duly executed amendment thereto, the shares of restricted Stock (or appropriate portion thereof) shall be forfeited and shall again be available for regrant under the terms of the Plan upon
(i) the failure of the Holder to pay the price (if any) specified for the shares within the time set by the Board at the time of the grant, (ii) upon the expiration of the specified period for attaining performance objectives without such objectives having been achieved or (iii) upon termination of the Holder's employment without the Holder having satisfied the service requirement specified at the time of grant. The Board may require that the certificates evidencing the grant of shares of restricted Stock hereunder be held in escrow until such restrictions have expired. The Board may also cause a legend to be placed on such certificates making appropriate reference to the restrictions to which the shares are subject.

              (c) DATE OF GRANT. The date on which the Board approves the grant of an Incentive Award shall be considered the date on which such Incentive Award is granted.

7.            LIMITATION ON INCENTIVE STOCK OPTIONS

              An Option (other than an Option described in exception (ii) or (iii) of Section 1) shall constitute an Incentive Stock Option to the extent that the aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d)(1) of the Code) does not exceed $100,000.

8.            OPTION AGREEMENTS

              All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Corporation and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; PROVIDED, HOWEVER, that all such Option Agreements shall comply with all terms of the Plan.

9.            OPTION PRICE

              The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement, and shall be not less than the greater of par value or one hundred percent of the fair market value of a share of the Stock on the date the Option is granted (as determined in good faith by the Board); PROVIDED, HOWEVER, that in the event the Optionee would otherwise be ineligible to receive an "incentive stock option" by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), the Option Price of an Option which is intended to be an "incentive stock option" (within the meaning of Section 422 of the Code) shall be not less than the greater of par value or one hundred and ten percent of the fair market value of a share of Stock at the time such Option is granted. In the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market, in determining the fair market value of the Stock, the Board shall use the closing price of the Stock on such exchange or System or in such market (the highest such closing price if there is more than one such exchange or market) on the trading date immediately before the Option is granted (or, if there is no such closing price, then the Board shall use the mean between the highest bid and lowest asked prices or between the high and low prices on such date), or, if no sale of the Stock has been made on such day, on the next preceding day on which any such sale shall have been made.

10.           TERM AND EXERCISE OF OPTIONS

              (a) TERM. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted, or, with respect to Options granted to persons other than Non-Employee Directors, on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option; PROVIDED, HOWEVER, that in the event the Optionee would otherwise be ineligible to receive an "incentive stock option" by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), an Option granted to such Optionee which is intended to be an "incentive stock option" (within the meaning of Section 422 of the Code) shall in no event be exercisable after the expiration of five years from the date it is granted.

              (b) OPTION PERIOD AND LIMITATIONS ON EXERCISE. Each Option granted under the Plan to persons other than Non-Employee Directors shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; PROVIDED, HOWEVER, that any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised. Each Option granted to a Non-Employee Director shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on the date of grant and ending upon the expiration of the Option. Notwithstanding any other provisions of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Corporation as provided in Section 5 above.

              (c) METHOD OF EXERCISE. An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at its principal office, addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). Notwithstanding the preceding sentence, payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Corporation, may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an "incentive stock option" (within the meaning of Section 422 of the Code) ("Incentive Stock Option"), which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 17 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

              (d) RESTRICTIONS ON TRANSFER OF STOCK AND RIGHTS OF CORPORATION TO REPURCHASE SHARES. If an Option is exercised before the date that is six months from the later of (i) the date of grant of the Option or (ii) the date of stockholder approval of the Plan and the individual exercising the Option is a reporting person under Section 16(a) of the Exchange Act, then such certificate or certificates shall bear a legend, if necessary to qualify for an exemption under Rule 16b-3 under the Exchange Act, restricting the transfer of the Stock covered thereby until the expiration of six months from the later of the date specified in clause (i) above or the date specified in clause (ii) above. The Board may provide in the Agreement relating to an Incentive Award granted to an employee or in a separate instrument for (a) restrictions and limitations on the transferability of the shares of Stock issued or to be acquired upon exercise of an Option granted as a part of such Incentive Award, (b) an agreement between the Optionee and the Corporation for the sale of such shares by the Optionee and their purchase by the Corporation upon the happening of such events, and at such price and under such other terms and conditions as the Board shall determine and
(c) such other restrictions or limitations on such shares as it may deem advisable, including restrictions pursuant to Section 15 hereof. All share certificates issued to evidence shares of Stock issued hereunder (including shares issued as a result of the exercise of an Option) shall bear such legends and statements as the Board shall deem appropriate or advisable to reflect any such restrictions, limitations or agreements.

11.           TRANSFERABILITY OF OPTIONS

              During the lifetime of an Optionee to whom an Option is granted, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or conservator, committee or other legal representative) may exercise the Option, except that such restriction shall apply in the case of an Option that is not an Incentive Stock Option only if such restriction is required to satisfy the requirements of Rule 16b-3 under the Exchange Act. No Incentive Stock Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

12.           TERMINATION OF EMPLOYMENT OR SERVICE

              (a) EMPLOYEES. Upon the termination of the employment of an Optionee with the Corporation or a Subsidiary, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option granted to an Optionee pursuant to the Plan shall terminate three months after the date of such termination of employment, unless earlier terminated pursuant to Section 10(a) above, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; PROVIDED, HOWEVER, that the Board may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 10(b)), in the event of termination of employment of the Optionee with the Corporation or a Subsidiary, exercise an Option, in whole or in part, at any time after such termination of employment and before termination of the Option as provided in Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. Upon the termination of the employment of a Holder with the Corporation or a Subsidiary, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Holder, any shares of restricted Stock that have not become vested shall be forfeited. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment with the Corporation or a Subsidiary shall not be deemed to occur if the Optionee or Holder is immediately thereafter employed with the Corporation or any Subsidiary.
              (b) NON-EMPLOYEE DIRECTORS. Any Option granted to a Non-Employee Director shall not terminate until the expiration of the ten-year term of the Option regardless of whether the

Non-Employee Director continues to serve as a director of the Corporation or any subsidiary of the Corporation, as applicable.

13.           RIGHTS IN THE EVENT OF DEATH OR DISABILITY

              (a) DEATH OF AN EMPLOYEE. If the Optionee dies while employed by the Corporation or a Subsidiary or after termination of employment and during the period in which an Option may be exercised hereunder, except as otherwise is provided in the Option Agreement relating to such Option, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within one year after the date of the Optionee's death and prior to termination of the Option as provided in Section 10(a) above, to exercise any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death; PROVIDED, HOWEVER, that the Board may provide, by inclusion of appropriate language in any Option Agreement, that in the event of the death of the Optionee, the holder of an Option may (subject to the general limitations on exercise set forth in Section 10(b)), exercise an Option, in whole or in part, at any time after the Optionee's death and before termination of the Option as provided in Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. The extent to which shares of restricted Stock shall become vested as a result of the Holder's death while employed by the Corporation or a Subsidiary shall be specified in the Agreement with respect to such Incentive Award.

              (b) DISABILITY OF AN EMPLOYEE. If the Optionee terminates employment with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within one year after such termination of employment and prior to termination of the Option as provided in Section 10(a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment, whether or not such Option was exercisable immediately prior to such termination of employment; PROVIDED, HOWEVER, that the Board may provide, by inclusion of appropriate language in the Option Agreement, that the Optionee may (subject to the general limitations on exercise set forth in Section 10(b) above), in the event of the termination of employment of the Optionee with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option, in whole or in part, at any time after such termination of employment and before termination of the Option as provided in Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to
Section 10(b) above. Whether a termination of employment is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive. The extent to which shares of restricted Stock shall become vested as a result of the Holder's disability while employed by the Corporation or a Subsidiary shall be specified in the Agreement with respect to such Incentive Award.

              (c) DEATH OR DISABILITY OF A NON-EMPLOYEE DIRECTOR. Any Option granted to a Non-Employee Director shall continue to be exercisable following the death or disability of the Non-Employee Director until the expiration of the Option under Section 10(a) above.

14.           USE OF PROCEEDS

              The proceeds received by the Corporation from the sale of Stock pursuant to Incentive Awards granted under the Plan shall constitute general funds of the Corporation.

15.           REQUIREMENTS OF LAW

              (a) VIOLATIONS OF LAW. The Corporation shall not be required to sell or issue any shares of Stock under any Incentive Award if the sale or issuance of such shares would constitute a violation by the individual receiving such shares or exercising an Option or by the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

              (b) COMPLIANCE WITH RULE 16B-3. The Plan is intended to comply with Rule 16b-3 or its successor under the Exchange Act. With respect to persons subject to Section 16 of the Exchange Act, any provision of the Plan or action of the Plan administrators that is inconsistent with such Rule shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators.

16.           AMENDMENT AND TERMINATION OF THE PLAN


              The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Incentive Awards have not been granted; PROVIDED, HOWEVER, that no amendment by the Board shall, without approval by a majority of the votes present, either in person or by proxy, and entitled to vote at a duly held meeting of stockholders at which a quorum representing at least one-third of all the outstanding voting stock of the Corporation is present, either in person or by proxy, (a) change the requirements as to eligibility to receive Incentive Awards; (b) increase the maximum number of shares of Stock in the aggregate that may be issued pursuant to Incentive Awards granted under the Plan (except as permitted under Section 17 hereof); or (c) materially increase the benefits accruing to eligible individuals under the Plan. Except as permitted under Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Incentive Award, alter or impair rights or obligations under any Incentive Award theretofore granted under the Plan.


17.           EFFECT OF CHANGES IN CAPITALIZATION

              (a) CHANGES IN STOCK. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, the number and kinds of shares for the issuance of which Incentive Awards may be granted under the Plan shall be adjusted proportionately and appropriately by the Corporation. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and appropriately so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

              (b) REORGANIZATION IN WHICH THE CORPORATION IS THE SURVIVING CORPORATION. Subject to Subsection (c) hereof, if the Corporation shall be the surviving corporation in any reorganization, merger, or consolidation of the Corporation with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

              (c) REORGANIZATION IN WHICH THE CORPORATION IS NOT THE SURVIVING CORPORATION OR SALE OF ASSETS OR STOCK. Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Corporation to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving corporation) approved by the Board which results in any person or entity owning eighty percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. Except as otherwise provided in the Option Agreement with respect to an Option granted other than to a Non-Employee Director, in the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Corporation gives notice thereof to its stockholders.

              (d) ADJUSTMENTS. Adjustments under this Section 17 related to Stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

              (e) NO LIMITATIONS ON CORPORATION. The grant of an Incentive Award pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

18.           DISCLAIMER OF RIGHTS

              No provision in the Plan or in any Incentive Award granted or Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Corporation or any Subsidiary, or to interfere in any way with the right and authority of the Corporation or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation or any Subsidiary.


19.           NONEXCLUSIVITY OF THE PLAN

              Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

                                     *    *    *


              This Plan was duly adopted and approved by the Board of Directors of the Corporation by resolution at a meeting held on the 2nd day of May, 1996.


                                  /s/ Patricia Briand
                                  ---------------------------------------------
                                  Secretary of the Corporation



              This Plan was duly approved by the stockholders of the Corporation at a meeting held on the ____ day of ________, 1996.





                                  ---------------------------------------------
                                  Secretary of the Corporation

                                                                       EXHIBIT B

PROPOSED SUBSECTION 1 OF ARTICLE 10 OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY, WHICH WOULD CHANGE THE CURRENT CAPTION OF ARTICLE 10 AND WOULD REPLACE THE CURRENT SUBSECTION 1 OF ARTICLE 10 IN ITS ENTIRETY.


         ARTICLE 10. APPROVAL FOR CERTAIN STOCK ACQUISITIONS AND OFFERS TO ACQUIRE STOCK AND ACQUISITIONS OF CONTROL AND OFFERS TO ACQUIRE CONTROL

                        SUBSECTION 1. Three-Year Restriction on Certain Acquisitions and Offers to Acquire Voting Stock

    In addition to and not in limitation of the provisions of Subsections 2 through 6 of this Article 10 and except as otherwise provided by this Subsection 1, for a period of three years from the Effective Date, no Person shall become, or make any Offer to become, a Beneficial Owner of 5% or more of the Voting Stock of the Corporation (a "Prohibited 5% Owner") without the prior approval of the Board of Directors of the Corporation. A Person who is a Beneficial Owner of 5% or more of the Voting Stock of the Corporation on the Effective Date (an "Existing 5% Owner") shall not be deemed to be a Prohibited 5% Owner in violation of this Subsection 1 solely as a result of such status; PROVIDED, HOWEVER, that if after the Effective Date, any Existing 5% Owner shall become, or make any Offer to become, at any time the Beneficial Owner of any additional shares of Voting Stock of the Corporation, then such Person shall be deemed to be a Prohibited 5% Owner if, following the acquisition of such additional shares, such Existing 5% Owner is or will be the Beneficial Owner of 5% or more of the Voting Stock of the Corporation.

    No Person shall become a Prohibited 5% Owner as the result of an acquisition of shares of Voting Stock by the Corporation which, by reducing the number of shares of Voting Stock of the Corporation outstanding, increases the proportionate number of shares of Voting Stock beneficially owned by such Person to 5% or more of the shares of Voting Stock of the Corporation then outstanding; PROVIDED, HOWEVER, that if a Person shall become a Beneficial Owner of 5% or more of the Voting Stock of the Corporation then outstanding by reason of share purchases by the Corporation and shall, after such share purchases by the Corporation, become the Beneficial Owner of any additional shares of Voting Stock of the Corporation, then such Person shall be deemed to be a Prohibited 5% Owner if such Person is then the Beneficial Owner of 5% or more of the Voting Stock then outstanding.


    In the event that any Person becomes a Prohibited 5% Owner in violation of this Article 10, such number of the shares of Voting Stock of which such Person is the Beneficial Owner, in excess of the number of shares of Voting Stock of which such Person might be the Beneficial Owner without becoming a Prohibited 5% Owner, shall be considered from and after the date such Person becomes a Prohibited 5% Owner to be "excess shares" for purposes of this Subsection 1. Such excess shares shall thereafter no longer (i) be entitled to vote on any matter, (ii) be entitled to take other shareholder action, (iii) be entitled to be counted in determining the total number of outstanding shares for purposes of any matter involving shareholder action, or (iv) be transferable, except with the approval of the Board of Directors or by an independent trustee appointed by the Board of Directors for the purpose of having such excess shares sold on the open market or otherwise. The proceeds from the sale by the trustee of such excess shares shall be paid (i) first, to the trustee in an amount equal to the trustee's reasonable fees and expenses, (ii) second, to the Beneficial Owner of such excess shares in an amount up to such owner's federal income tax basis in such excess shares, and (iii) third, to the Corporation as to any remaining balance.


    If the Board of Directors of the Corporation determines in good faith that a Person who would otherwise be a Prohibited 5% Owner, as defined pursuant to the foregoing provisions, has inadvertently become a Prohibited 5% Owner and such Person ceases to be the Beneficial Owner and disposes of a sufficient number of shares of Voting Stock within the time fixed by the Board of Directors incident to the foregoing determination, so that such Person would no longer be a Prohibited 5% Owner, pending and upon such disposition of shares of Voting Stock, such Person shall not be deemed a Prohibited 5% Owner for purposes of this Subsection 1 unless and until such Person shall subsequently become a Prohibited 5% Owner.

    For purposes of this Subsection 1, the term "Effective Date" shall mean ______________, 1996*, and the term "Beneficial Owner" shall have the meaning ascribed to such term in Article 12, Subsection 3.C. hereof. For purposes of this Article 10, the terms "Control," "Offer," "Person" and "Voting Stock" shall have the meanings ascribed to such terms in Subsection 5 of this Article 10.


- - ---------------------------

* Such date shall be the date on which the proposed amendment is filed with the Secretary of State of Delaware.

REVOCABLE PROXY

                              FIRST COASTAL CORPORATION

                         THIS PROXY IS SOLICITED BY THE BOARD


    The undersigned stockholder of First Coastal Corporation (the "Company") hereby authorizes Normand E. Simard, Edward K. Simensky, and each of them, with full power of substitution, to vote and otherwise represent all the shares of Common Stock of the Company held of record by the undersigned at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Embassy Suites Hotel, 1050 Westbrook Street, Portland, Maine 04102 on Tuesday, June 11, 1996 at 10:00 a.m., and any adjournments or postponements thereof.



    This proxy, when properly completed, will be voted in the manner directed herein by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED (I) FOR THE ELECTION OF THE BOARD'S NOMINEE NAMED IN THE PROXY STATEMENT AND ON THE REVERSE SIDE AS A DIRECTOR OF THE COMPANY, (II) FOR APPROVAL AND ADOPTION OF THE FIRST COASTAL CORPORATION 1996 STOCK OPTION AND EQUITY INCENTIVE PLAN, (III) FOR ADOPTION OF THE PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY, (IV) FOR RATIFICATION OF THE APPOINTMENT BY THE BOARD OF THE FIRM OF COOPERS & LYBRAND, L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1996, AND (V) FOR THE ADJOURNMENT OF THE ANNUAL MEETING TO PERMIT THE SOLICITATION OF ADDITIONAL PROXIES IN THE EVENT THAT SUFFICIENT VOTES ARE NOT PRESENT IN PERSON OR REPRESENTED BY PROXY TO VOTE IN FAVOR OF THE FIRST COASTAL CORPORATION 1996 STOCK OPTION AND EQUITY INCENTIVE PLAN AND/OR THE PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION, AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD AS TO OTHER MATTERS.



    The undersigned stockholder may revoke this Proxy at any time before it is voted by filing a written notice of revocation with the Secretary of the Company prior to the Annual Meeting, by filing a duly executed proxy bearing a later date with the Secretary of the Company prior to the Annual Meeting or by attending the Annual Meeting and voting in person. The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given.



              (Continued And To Be Dated And Signed On The Reverse Side)

                             (CONTINUED FROM OTHER SIDE)

    1.   Election of director.

         For a three-year term:  Roger E. Klein.

FOR the nominee listed above.     WITHHOLD AUTHORITY to vote for the nominee
                                                            listed above.

         [ ]                                               [ ]

    2. Adoption of First Coastal Corporation 1996 Stock Option and Equity Incentive Plan.
         [ ]  FOR            [ ]  AGAINST        [ ]  ABSTAIN

    3.   Amendment of Restated Certificate of Incorporation.

         [ ]  FOR            [ ]  AGAINST        [ ]  ABSTAIN

    4. Ratification of the appointment by the Board of the firm of Coopers & Lybrand, L.L.P. as independent accountants of the Company for the year ending December 31, 1996.

         [ ]  FOR            [ ]  AGAINST        [ ]  ABSTAIN


    5. Adjournment of Annual Meeting to permit the solicitation of additional proxies in the event that sufficient votes are not present in person or represented by proxy to vote in favor of the First Coastal Corporation 1996 Stock Option and Equity Incentive Plan and/or the proposed amendment to the Restated Certificate of Incorporation.


         [ ]  FOR            [ ]  AGAINST        [ ]  ABSTAIN

    6. Upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof, as determined by a majority of the Company's Board.

                                  --------------------
                                  Signature(s) of Stockholder or
                                  Authorized Representative

                                  Date: __________________

                                  Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.

               If you receive more than one proxy card, please sign and
                    return all cards in the accompanying envelope.